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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): December 3, 2001

           Bear Stearns Depositor Inc. on behalf of
                  TRUST CERTIFICATES (TRUCS), SERIES 2001-1 TRUST TRUST CERTIFICATES (TRUCS), SERIES 2001-2 TRUST TRUST CERTIFICATES (TRUCS), SERIES 2001-3 TRUST TRUST CERTIFICATES (TRUCS), SERIES 2001-4 TRUST
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             (Exact Name of Registrant as Specified in Its Charter)

Bear Stearns Depositor Inc. is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:


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Standard Terms for Trust Agreements and Series          Trust Certificates(TRUCS), Series 2001-1
Supplement dated as of June 19, 2001                    Trust
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Standard Terms for Trust Agreements and Series          Trust Certificates(TRUCS), Series 2001-2
Supplement dated as of July 10, 2001                    Trust
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Standard Terms for Trust Agreements and Series          Trust Certificates(TRUCS), Series 2001-3
Supplement dated as of July 12, 2001                    Trust
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Standard Terms for Trust Agreements and Series          Trust Certificates(TRUCS), Series 2001-4
Supplement dated as of October 26, 2001                 Trust
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          Delaware                       333-58504            13-4164633
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(State or Other Jurisdiction           (Commission File      (I.R.S. Employer
     of Incorporation)                     Number)          Identification No.)


U.S. Bank Trust National Association, as Trustee
100 Wall Street, Suite 1600
New York, New York                                                 10005
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 361-2215
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                                 Not Applicable
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            (Former Name or Former Address, if Changed Since Last Report)
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Item 5. OTHER EVENTS

On December 3, 2001, distributions were made to the Holders of the Trust Certificates (TRUCS), Series 2001-2, Series 2001-3 and Series 2001-4 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibits were filed as part of this report:

     1 Trustee's Distribution Statement to the Series 2001-2 Certificate Holders for the period ending December 3, 2001.

     2 Trustee's Distribution Statement to the Series 2001-3 Certificate Holders for the period ending December 3, 2001.

     3 Trustee's Distribution Statement to the Series 2001-4 Certificate Holders for the period ending December 3, 2001.

                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 3, 2001



                                         Bear Stearns Depositor Inc.


                                         By: /s/  Timothy A. O'Neill
                                                  ------------------
                                         Name:    Timothy A. O'Neill
                                         Title:   Executive Vice President

                                  EXHIBIT INDEX


Exhibit Number               Description
--------------               -----------

         1 Trustee's Distribution Statement to the Series 2001-2 Certificate Holders for the period ending December 3, 2001.

         2 Trustee's Distribution Statement to the Series 2001-3 Certificate Holders for the period ending December 3, 2001.

         3 Trustee's Distribution Statement to the Series 2001-4 Certificate Holders for the period ending December 3, 2001.

                                                           Exhibit 1


                       TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Trust Certificates (TRUCS), Series 2001-2 89826S202

In accordance with the Standard Terms and Conditions of Trust, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending December 3, 2001.



INTEREST ACCOUNT
----------------
Balance as of July 10, 2001.....                                         $0.00
         Scheduled Income received on securities...............  $1,068,750.00
         Unscheduled Income received on securities.............          $0.00

                                                                 $1,068,750.00

LESS:
         Distribution to Class A1 Holders...                      -$833,387.94
         Distribution to Depositor..........                      -$235,362.06
         Balance as of December 3, 2001...............                   $0.00

PRINCIPAL ACCOUNT
-----------------
Balance as of July 10, 2001.....                                         $0.00
         Scheduled Principal payment received on securities.....         $0.00
LESS:
         Distribution to Holders......                                   $0.00
Balance as of December 3, 2001...............                            $0.00



                   UNDERLYING SECURITIES HELD AS OF DECEMBER 3, 2001
Principal
Amount                    Title of Security
------                    -----------------
$30,000,000       International Business Machines Corporation 7.125% Debentures
                  Due December 1, 2096
                  CUSIP: 459200AP6

U.S Bank Trust National Association, as Trustee

                                                                Exhibit 2


                       TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Trust Certificates (TRUCS), Series 2001-3 89826T200

In accordance with the Standard Terms and Conditions of Trust, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending December 3, 2001.

INTEREST ACCOUNT
----------------
Balance as of July 12, 2001.....                                         $0.00
         Scheduled Income received on securities...............  $1,533,525.00
         Unscheduled Income received on securities............           $0.00

                                                                 $1,533,525.00

LESS:
         Distribution to Class A1 Holders...                    -$1,177,909.38
         Distribution to Depositor...............                 -$355,615.62
         Balance as of December 3, 2001...............                   $0.00

PRINCIPAL ACCOUNT
-----------------
Balance as of July 12, 2001.....                                         $0.00
         Scheduled Principal payment received on securities.....         $0.00
LESS:
         Distribution to Holders......                                   $0.00
Balance as of December 3, 2001...............                            $0.00



                   UNDERLYING SECURITIES HELD AS OF DECEMBER 3, 2001
Principal
Amount                    Title of Security
------                    -----------------
$43,815,000       BellSouth Telecommunications Inc. 7.0% Debentures
                  Due December 1, 2095
                  CUSIP: 079867AP2


U.S Bank Trust National Association, as Trustee

                                                             Exhibit 3


                       TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Trust Certificates (TRUCS), Series 2001-4 89826U108

In accordance with the Standard Terms and Conditions of Trust, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending December 3, 2001.

INTEREST ACCOUNT
----------------
Balance as of October 26, 2001.....                                     $0.00
         Scheduled Income received on securities...............   $875,000.00
         Unscheduled Income received on securities............          $0.00

                                                                  $875,000.00

LESS:
         Distribution to Class A1 Holders...                     -$170,138.89
         Distribution to Depositor...............                -$704,861.11
         Balance as of December 3, 2001...............                  $0.00

PRINCIPAL ACCOUNT
-----------------
Balance as of October 26, 2001.....                                     $0.00
         Scheduled Principal payment received on securities.....        $0.00
LESS:
         Distribution to Holders......                                  $0.00
Balance as of December 3, 2001...............                           $0.00



                   UNDERLYING SECURITIES HELD AS OF DECEMBER 3, 2001
Principal
Amount                    Title of Security
------                    -----------------
$25,000,000       BellSouth Telecommunications Inc. 7.0% Debentures
                  Due December 1, 2095
                  CUSIP: 079867AP2


 U.S Bank Trust National Association, as Trustee